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                                                                   EXHIBIT 10.34

                                PROMISSORY NOTE
                                    Term Loan
                                   Fixed Rate
                         Principal and Interest Payments

$10,607,953

DUE DATE:         December 31, 2014              DATED:   January 1, 2005

         FOR VALUE RECEIVED, the undersigned, jointly and severally if more than one maker ("Borrower"), promise(s) to pay to the order of Star Insurance Company, a Michigan corporation ("Lender") at 26255 American Drive, Southfield, Michigan 48034, or at such other place as the Lender may designate in writing, the principal sum of Ten Million Six Hundred Seven Thousand Nine Hundred Fifty-Three Dollars ($10,607,953), plus interest as hereinafter provided on all amounts outstanding hereunder, all in lawful money of the United States of America.

         INTEREST RATE. The principal amount outstanding under this Note shall bear interest on a basis of a year of 360 days for the actual number of days amounts are outstanding hereunder at the rate of five and one-half percent (5.5%) per annum.

         PAYMENT. Principal and accrued interest shall be paid in consecutive monthly payments of principal and interest, in the amount of $65,142.11 each, beginning on January 1, 2005, and continuing on the same day of each consecutive month thereafter. A final payment will be due on the Due Date in an amount equal to the then unpaid principal and accrued interest. In the event that the period from the date of this Note to the first payment due date ("First Payment Period") is more than one month, accrued interest for the number of days by which the First Payment Period exceeds one month will be, at the Lender's option: (a) collected at closing, (b) payable in the month following the month in which this Note is signed, on the day of such month that the regular monthly payments provided for in this Note are due, or (c) payable with the first payment provided for in this Note. All payments required to be paid hereunder shall first be applied to costs and expenses required to be paid hereunder, then to accrued interest hereunder and the balance shall be applied against the principal. Borrower understands that the installment payments of principal provided for herein may not be sufficient to fully amortize the outstanding principal balance of this Note by the Due Date and, in that case, the final payment due on the Due Date will be a balloon payment of all then outstanding principal and accrued interest.

         PREPAYMENT. This Note may be prepaid in whole or in part at any time.

         INTEREST RATE LIMITED TO MAXIMUM PROVIDED BY LAW. Nothing herein contained, nor any transaction relating hereto, shall be construed or so operate as to require the Borrower to pay, or be charged, interest at a greater rate than the maximum allowed by the applicable law relating to this Note. Should any interest, or other charges, charged, paid or payable by the Borrower in connection with this Note, or any other document delivered in connection herewith, result in the charging, compensation, payment or earning of interest in excess of the maximum allowed by applicable law, then any and all such excess shall be and the same is hereby waived by the holder, and any and all such excess paid shall be automatically credited against and in reduction of the principal due under this Note. If the Lender shall reasonably determine that the interest rate (together with all other charges or payments related hereto that may be deemed interest) stipulated under this Note is, or may be, usurious or otherwise limited by law, the unpaid balance of this Note, with accrued interest at the highest rate permitted to be charged by stipulation in writing between the Lender and Borrower, at the option of the Lender, shall immediately become due and payable.

         EVENTS OF DEFAULT. The Borrower, without notice or demand of any kind, shall be in default under this Note if any amount due and owing on this Note or any fees due the Lender, any expenses incurred by the Lender hereunder or any and all other liabilities and obligations of the Borrower to the Lender, howsoever created, arising or evidenced, and howsoever owned, held or acquired, whether now or hereafter existing, whether now due or to become due,


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direct or indirect, absolute or contingent, and whether several, joint or joint and several, whether by its terms or as otherwise provided herein, is not paid when due, or if any other Event of Default pursuant to the Promissory Note or in any other document executed in connection herewith shall occur ("Event of Default").

         REMEDIES. Upon the occurrence of any Event of Default, the Lender may, without notice, declare the entire unpaid and outstanding principal balance hereunder and all accrued interest, together with all other indebtedness of Borrower to the Lender, to be due and payable in full forthwith, without presentment, demand or notice of any kind, all of which are hereby expressly waived by Borrower, and thereupon the Lender shall have and may exercise any one or more of the rights and remedies provided herein or in any loan agreement, mortgage, guaranty, security agreement or other document relating hereto. The remedies provided for hereunder are cumulative to the remedies for collection of the amounts owing hereunder as provided by law or by any loan agreement, mortgage, guaranty, security agreement or other document relating hereto. Nothing herein is intended, nor should it be construed, to preclude the Lender from pursuing any other remedy for the recovery of any other sum to which the Lender may be or become entitled for breach of the terms of this Note or any loan agreement, mortgage, guaranty, security agreement or other instrument relating hereto.

         COSTS OF COLLECTION. Borrower agrees, in case of an Event of Default under the terms of this Note or under any loan agreement, security or other agreement executed in connection herewith, to pay all costs of the Lender for collection of this Note and all other liabilities of Borrower to the Lender and enforcement of its rights hereunder, including reasonable attorney fees and legal expenses including participation in bankruptcy proceedings.

         DEFAULT RATE OF INTEREST. During any period(s) an Event of Default has occurred and is continuing, or after the Due Date, or after acceleration of maturity, the outstanding principal amount hereof shall bear interest at a rate equal to two percent (2.0%) per annum greater than the interest rate otherwise charged hereunder.

         LATE CHARGES. If any required payment is not made within ten (10) days after the date it is due (other than any balloon payment of principal due on the Due Date), then, at the option of the Lender, a late charge in the amount of five percent (5.0%) of the payment so overdue may be charged.

         NO WAIVER OF DEFAULT. Acceptance by the Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default. Upon any Event of Default, neither the failure of the Lender promptly to exercise its right to declare the outstanding principal and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of the Lender to demand strict performance of any other obligation of the Borrower or any other person who may be liable hereunder shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of the Borrower or any other person who may be liable hereunder.

         WAIVER OF JURY TRIAL. BORROWER ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. BORROWER, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY AND FOR ITS BENEFIT WAIVES ANY RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM, DISPUTE, CONFLICT, OR CONTENTION, IF ANY, AS MAY ARISE UNDER THIS NOTE OR THE LOAN EVIDENCED BY THIS NOTE, AND AGREES THAT ANY LITIGATION BETWEEN THE PARTIES CONCERNING THIS NOTE OR THE LOAN EVIDENCED BY THIS NOTE SHALL BE HEARD BY A COURT OF COMPETENT JURISDICTION SITTING WITHOUT A JURY.

         GENERAL. Borrower and all endorsers and guarantors hereof, if any, hereby jointly and severally waive presentment for payment, demand, notice of non-payment, notice of protest or protest of this Note, diligence in collection or bringing suit, and hereby consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Lender with respect to payment or any other provisions of this Note, and to the release of any collateral or any part thereof, with or without substitution. The liability of the Borrower shall be absolute and

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unconditional, without regard to the liability of any other party hereto. This
Note shall be deemed to have been executed in, and all rights and obligations hereunder shall be governed by, the laws of the State of Michigan.

         OTHER DOCUMENTS. The Borrower and the Lender may also have signed other documents in conjunction herewith providing for security for this Note or other matters. Reference is hereby made to the foregoing documents for additional terms relating to the transaction giving rise to this Note, the security or support given for this Note and additional terms and conditions under which this Note matures, may be accelerated or prepaid.

                                        BORROWER:

                                        MEADOWBROOK INSURANCE GROUP, INC., a
                                        Michigan corporation


                                        By:               /s/ Robert S. Cubbin
                                                 -------------------------------
                                                 ROBERT S. CUBBIN

                                        Its:     President and CEO

                                                 26255 American Drive
                                                 Southfield, Michigan  48304






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